Exhibit 32.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that to his knowledge, the Company’s Quarterly Report on Form 10-Q dated November 6, 2008 (the “Form 10-Q”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel Buron
Daniel Buron Senior Vice-President and Chief Financial Officer